Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
FundsManager 20% Portfolio
September 30, 2021
VF20-NPRT3-1121
1.837319.115
Equity Funds - 26.6%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (a)	1,126,559	10,037,638
Fidelity Contrafund (a)	115,921	2,182,795
Fidelity Emerging Asia Fund (a)	47,959	3,066,043
Fidelity Emerging Markets Discovery Fund (a)	214,666	3,967,020
Fidelity Emerging Markets Fund (a)	403,453	18,631,460
Fidelity Equity-Income Fund (a)	53,487	3,764,425
Fidelity Europe Fund (a)	30,155	1,346,413
Fidelity Global Commodity Stock Fund (a)	614,033	9,474,528
Fidelity Gold Portfolio (a)	85,442	2,083,942
Fidelity International Capital Appreciation Fund (a)	105,366	3,083,022
Fidelity International Discovery Fund (a)	53,977	3,124,183
Fidelity International Enhanced Index Fund (a)	250,436	2,784,852
Fidelity International Small Cap Fund (a)	45,881	1,575,546
Fidelity International Small Cap Opportunities Fund (a)	107,639	3,014,962
Fidelity International Value Fund (a)	225,783	2,111,073
Fidelity Large Cap Value Enhanced Index Fund (a)	69,315	1,157,552
Fidelity Low-Priced Stock Fund (a)	89,828	4,727,646
Fidelity Overseas Fund (a)	216,353	14,415,592
Fidelity Pacific Basin Fund (a)	32,102	1,447,794
Fidelity Real Estate Investment Portfolio (a)	248,041	11,794,332
Fidelity Stock Selector All Cap Fund (a)	2,237,504	145,728,623
Fidelity U.S. Low Volatility Equity Fund (a)	604,453	6,969,345
Fidelity Value Discovery Fund (a)	50,563	1,840,506
TOTAL EQUITY FUNDS (Cost $187,226,073)		258,329,292

Fixed-Income Funds - 47.9%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	1,046,835	9,934,468
Fidelity High Income Fund (a)	1,686,269	14,805,442
Fidelity Inflation-Protected Bond Index Fund (a)	2,245,193	25,662,558
Fidelity Long-Term Treasury Bond Index Fund (a)	1,300,959	18,850,894
Fidelity New Markets Income Fund (a)	147,061	2,139,734
Fidelity U.S. Bond Index Fund (a)	32,596,314	393,763,470
TOTAL FIXED-INCOME FUNDS (Cost $438,557,335)		465,156,566

Money Market Funds - 25.0%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (b) (Cost $243,143,991)	243,095,372	243,143,991

U.S. Treasury Obligations - 0.4%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 11/4/21 to 12/30/21 (d) (Cost $3,629,747)	3,630,000	3,629,779

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $872,557,146)	970,259,628
NET OTHER ASSETS (LIABILITIES) - 0.1%	743,051
NET ASSETS - 100.0%	971,002,679

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	148	Dec 2021	31,803,350	1,370,963	1,370,963
ICE E-mini MSCI EAFE Index Contracts (United States)	40	Dec 2021	4,534,000	214,657	214,657
ICE MSCI Emerging Markets Index Contracts (United States)	396	Dec 2021	24,662,880	1,164,626	1,164,626

TOTAL FUTURES CONTRACTS					2,750,246
The notional amount of futures sold as a percentage of Net Assets is 6.3%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,629,779.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	206,186,300	103,619,873	66,661,963	92,455	(219)	-	243,143,991	0.4%
Total	206,186,300	103,619,873	66,661,963	92,455	(219)	-	243,143,991

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Commodity Strategy Fund	1,392,764	8,478,982	-	1,289,183	-	165,892	10,037,638
Fidelity Contrafund	4,482,861	281,205	3,335,465	107,173	1,050,837	(296,643)	2,182,795
Fidelity Emerging Asia Fund	2,999,210	403,892	113,476	-	(1,399)	(222,184)	3,066,043
Fidelity Emerging Markets Discovery Fund	3,303,958	515,243	197,845	-	(181)	345,845	3,967,020
Fidelity Emerging Markets Fund	16,877,792	2,423,750	816,677	-	(5,415)	152,010	18,631,460
Fidelity Equity-Income Fund	7,761,240	770,214	6,000,519	193,504	1,037,903	195,587	3,764,425
Fidelity Europe Fund	1,950,677	423,256	1,184,435	-	167,284	(10,369)	1,346,413
Fidelity Floating Rate High Income Fund	-	9,936,107	69,174	54,734	(67)	67,602	9,934,468
Fidelity Global Commodity Stock Fund	3,960,950	5,479,823	758,762	-	(4,096)	796,613	9,474,528
Fidelity Gold Portfolio	6,248,402	2,584,055	5,677,051	-	615,739	(1,687,203)	2,083,942
Fidelity High Income Fund	12,339,428	3,065,665	671,823	410,003	(343)	72,515	14,805,442
Fidelity Inflation-Protected Bond Index Fund	39,753,453	2,194,565	17,262,005	1,421	1,442,014	(465,469)	25,662,558
Fidelity International Capital Appreciation Fund	4,338,879	954,102	2,571,931	-	558,448	(196,476)	3,083,022
Fidelity International Discovery Fund	4,351,505	954,102	2,666,110	-	401,947	82,739	3,124,183
Fidelity International Enhanced Index Fund	3,671,290	848,643	2,098,692	-	197,699	165,912	2,784,852
Fidelity International Small Cap Fund	2,194,409	478,561	1,396,268	-	332,379	(33,535)	1,575,546
Fidelity International Small Cap Opportunities Fund	2,519,597	142,050	-	-	-	353,315	3,014,962
Fidelity International Value Fund	2,850,801	637,133	1,702,108	-	61,865	263,382	2,111,073
Fidelity Japan Fund	1,813,405	15,305	1,899,259	-	601,426	(530,877)	-
Fidelity Japan Smaller Companies Fund	1,017,772	-	1,015,552	-	383,005	(385,225)	-
Fidelity Large Cap Value Enhanced Index Fund	2,270,392	291,260	1,887,852	-	555,049	(71,297)	1,157,552
Fidelity Long-Term Treasury Bond Index Fund	13,643,127	9,357,978	2,745,931	273,491	(336,477)	(1,067,803)	18,850,894
Fidelity Low-Priced Stock Fund	9,567,254	1,055,393	7,390,754	370,457	1,205,608	290,145	4,727,646
Fidelity New Markets Income Fund	8,956,865	675,022	7,246,777	211,102	(191,302)	(54,074)	2,139,734
Fidelity Overseas Fund	19,485,340	4,455,225	12,410,726	-	2,994,892	(109,139)	14,415,592
Fidelity Pacific Basin Fund	2,032,387	423,257	1,079,679	-	185,427	(113,598)	1,447,794
Fidelity Real Estate Investment Portfolio	4,510,431	12,282,667	7,405,867	231,643	513,962	1,893,139	11,794,332
Fidelity Stock Selector All Cap Fund	131,600,933	6,212,304	10,636,879	-	557,040	17,995,225	145,728,623
Fidelity U.S. Bond Index Fund	400,250,902	55,958,119	50,357,560	5,181,637	(830,806)	(11,257,185)	393,763,470
Fidelity U.S. Low Volatility Equity Fund	6,403,594	444,078	353,870	15,511	2,558	472,985	6,969,345
Fidelity Value Discovery Fund	3,782,177	345,833	2,949,475	32,994	774,716	(112,745)	1,840,506
	726,331,795	132,087,789	153,902,522	8,372,853	12,269,712	6,699,084	723,485,858

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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